Supplement dated October 7, 2008 to the MTB Retail Funds – Money Market Funds

Prospectus and the MTB Institutional Funds Prospectus, each dated August 31, 2008

The MTB Prime Money Market Fund, MTB Money Market Fund, MTB Tax-Free Money Market Fund, MTB Pennsylvania Tax-Free Money Market Fund, MTB New York Tax-Free Money Market Fund, MTB U.S. Government Money Market Fund, and MTB U.S. Treasury Money Market Fund (collectively, the “Funds”) have applied to participate in the United States Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program seeks to guarantee investors in participating money market funds that they will receive $1 for each money market fund share that they held as of the close of business on September 19, 2008, in the event that a fund liquidates its holdings and the per share value at that time is less than $1 per share. While the Program is in effect, shareholders of record of a participating fund on September 19, 2008 who continuously maintain a positive account balance in that fund from the period of September 19, 2008 until the date, if any, on which the fund’s market-based net asset value per share falls below $0.995 (the “Guarantee Event”) will be protected up to the lesser of (a) the number of shares owned by the record holder on September 19, 2008 or (b) the number of shares owned by the record holder on the date of the Guarantee Event. “Sweep” type accounts also will be protected up to that amount despite having values that fluctuate to zero after September 19, 2008.

At a meeting held on October 3, 2008, the Board of Trustees of the MTB Group of Funds determined that each Fund will participate in the Program. Participation in the initial three months of the Program (i.e., until December 18, 2008) requires payment to the Treasury in the amount of 0.01% based on the net asset value of each Fund as of September 19, 2008. This expense will be borne by each Fund without regard to any expense limitation currently in effect for the Fund and therefore shared among all shareholders while the Program is in effect. Unless extended by the Treasury, the Program is due to expire on December 18, 2008. If the Program is extended, each Fund will consider whether to continue to participate. If a Guarantee Event occurs after the Program expires, neither the Funds nor any shareholder will be entitled to any payment under the Program.

As of the date of this Supplement, total guarantee payments that the Treasury can make under the Program to support all participating money market funds cannot exceed $50 billion. As of the date of this Supplement, more information about the Program is available at http://www.ustreas.gov.